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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                            ------------------------


                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report: (Date of earliest event reported): November 7, 2007


                                Rock-Tenn Company
               (Exact name of registrant as specified in charter)


           Georgia                       0-23340                  62-0342590
(State or Other Jurisdiction    (Commission File Number)        (IRS Employer
       of Incorporation)                                     Identification No.)


     504 Thrasher Street, Norcross, Georgia                          30071
    (Address of principal executive offices)                       (Zip Code)


                                 (770) 448-2193
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
    Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02. Results of Operations and Financial Condition

On October 18, 2007, Rock-Tenn Company ("Rock-Tenn") issued a press release (the "October 18 Press Release") that announced Rock-Tenn would hold its quarterly conference call on Thursday, November 8, 2007, at 9:00 a.m. ET to discuss financial results for the fourth quarter of fiscal 2007 (the "Conference Call").

On November 7, 2007, Rock-Tenn issued a press release (the "November 7 Press Release") that announced Rock-Tenn's financial results for the fourth quarter of fiscal 2007. A copy of the November 7 Press Release is attached hereto as
Exhibit 99.1 and hereby incorporated herein.

The October 18 Press Release and the November 7 Press Release both announced that the Conference Call would be webcast and could be accessed, along with a copy of the November 7 Press Release and any relevant financial and other statistical information related to the webcast, on Rock-Tenn's website at www.rocktenn.com.

Item 9.01. Financial Statements and Exhibits.

     (c)  Exhibits

          99.1 November 7 Press Release (furnished pursuant to Item 2.02)

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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                ROCK-TENN COMPANY
                                                   (Registrant)



Date: November 7, 2007                          By: /s/ Steven C. Voorhees
                                                    ----------------------------
                                                    Steven C. Voorhees
                                                    Executive Vice-President and
                                                    Chief Financial Officer

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                                INDEX TO EXHIBITS


Exhibit Number and Description
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99.1  November 7, 2007 Press Release (furnished pursuant to Item 2.02)